UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2014

Cardiovascular Systems, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-52082	41-1698056
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

651 Campus Drive

St. Paul, Minnesota 55112-3495

(Address of Principal Executive Offices and Zip Code)

(651) 259-1600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.

Since the last disclosure by Cardiovascular Systems, Inc. (the “Company”) of unregistered sales of equity securities contained in the Company’s Form 8-K filed with the Securities and Exchange Commission on January 9, 2014, the Company has issued an aggregate of 193,243 shares of common stock pursuant to the cashless exercise of thirty-eight unregistered warrants to acquire an aggregate of 264,075 shares of common stock. The issuances of these shares were exempt from registration by virtue of Section 3(a)(9) of the Securities Act. The exercises occurred as follows:

•	On January 13, 2014, 125,024 shares were issued at an exercise price of $8.83 per share.

•	On January 16, 2014, 18,660 shares were issued at an exercise price of $8.83 per share.

•	On January 17, 2014, 2,860 shares were issued at an exercise price of $8.83 per share.

•	On January 22, 2014, 2,793 shares were issued at an exercise price of $8.83 per share.

•	On January 28, 2014, 4,946 shares were issued at an exercise price of $8.83 per share.

•	On January 31, 2014, 1,200 shares were issued at an exercise price of $8.83 per share.

•	On February 4, 2014, 7,929 shares were issued at an exercise price of $8.83 per share.

•	On February 11, 2014, 1,059 shares were issued at an exercise price of $8.83 per share.

•	On February 14, 2014, 1,104 shares were issued at an exercise price of $8.83 per share.

•	On February 17, 2014, 13,452 shares were issued at an exercise price of $8.83 per share.

•	On February 19, 2014, 2,859 shares were issued at an exercise price of $8.83 per share.

•	On February 20, 2014, 1,628 shares were issued at an exercise price of $8.83 per share.

•	On February 21, 2014, 9,729 shares were issued at an exercise price of $8.83 per share.

Additionally, since the Company’s last disclosure of unregistered sales of equity securities contained in its Form 8-K filed with the Securities and Exchange Commission on January 9, 2014, the Company has issued an aggregate of 613,173 shares of common stock pursuant to the cash exercise of thirty-one unregistered warrants. The Company issued the shares pursuant to Rule 506 of Regulation D promulgated under the Securities Act. The warrant holders represented that they are accredited investors. The exercises occurred as follows:

•	On January 13, 2014, 659 shares were issued at an exercise price of $8.83 per share.

•	On January 16, 2014, 14,147 shares were issued at an exercise price of $8.83 per share.

•	On January 17, 2014, 8,121 shares were issued at an exercise price of $8.83 per share.

•	On January 22, 2014, 1,492 shares were issued at an exercise price of $8.83 per share.

•	On January 23, 2014, 3,045 shares were issued at an exercise price of $8.83 per share.

•	On January 27, 2014, 4,223 shares were issued at an exercise price of $8.83 per share.

•	On January 31, 2014, 745 shares were issued at an exercise price of $8.83 per share.

•	On February 4, 2014, 4,475 shares were issued at an exercise price of $8.83 per share.

•	On February 5, 2014, 760 shares were issued at an exercise price of $8.83 per share.

•	On February 7, 2014, 3,342 shares were issued at an exercise price of $8.83 per share.

•	On February 10, 2014, 1,305 shares were issued at an exercise price of $8.83 per share.

•	On February 11, 2014, 30,830 shares were issued at an exercise price of $8.83 per share.

•	On February 14, 2014, 5,548 shares were issued at an exercise price of $8.83 per share.

•	On February 17, 2014, 2,764 shares were issued at an exercise price of $8.83 per share.

•	On February 18, 2014, 509,287 shares were issued at an exercise price of $8.83 per share.

•	On February 19, 2014, 20,540 shares were issued at an exercise price of $8.83 per share.

•	On February 21, 2014, 1,890 shares were issued at an exercise price of $8.83 per share.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2014

CARDIOVASCULAR SYSTEMS, INC.

By:	/s/ Laurence Betterley
Laurence Betterley
Chief Financial Officer